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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



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                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: January 27, 2005
                Date of Earliest Event Reported: January 26, 2005



                             SIGNATURE EYEWEAR, INC.
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             (Exact Name of Registrant as Specified in its Charter)




        California                  0-23001                      95-3876317
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(State or Other Jurisdiction      (Commission                 (I.R.S. Employer
     of Incorporation)            File Number)               Identification No.)




                              498 North Oak Street
                               Inglewood, CA 90302
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                    (Address of Principal Executive Offices)



                                 (310) 330-2700
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                         (Registrant's Telephone Number)

                                      N/A
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          (Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 26, 2005, Signature Eyewear, Inc. (the "Company") and Roxbury Property Management, the landlord of a building located in Inglewood, California where the Company currently maintains its principal offices and warehouse, executed a term sheet for a new lease which will take effect in May 2005 upon expiration of its existing lease.

The new lease will cover approximately 64,000 square feet, which is a 45,000 square foot reduction from the existing 109,000 square feet (26,000 square feet of the warehouse has been subleased to an unaffiliated third party, which sublease expires concurrent with the expiration of the lease in May 2005). The new lease will run through June 30, 2007 and the Company will have the option to renew the lease for a two-year period.

Under the new lease, the Company's monthly rental obligation will be $46,400 through June 2006, increasing to $48,000 for the following 12 months and $51,200 during the renewal term. This will result in a reduction in rental expense of approximately $123,000 for fiscal 2005 and $194,000 in fiscal 2006 compared to rental expense for these facilities in fiscal 2004 (exclusive of savings from reduced common area charges).

The Company believes that 64,000 square feet is more than adequate for its existing business and potential growth during the next two years.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: January 26, 2005                          SIGNATURE EYEWEAR, INC.



                                                 By: /s/ Michael Prince
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                                                     Michael Prince
                                                     Chief Executive Officer
















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